UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2019

PREVENTION INSURANCE.COM

(Exact name of registrant as specified in its charter)

Delaware	000-32389	88-0126444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

552 Lonsdale Street, Melbourne, Australia 3000
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +61 3 8393 1459

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 11, 2019, we filed a Form 8-K to disclose a change in control with the Company, along with resignation of its sole officer and appointment of a new officer and director. These events occurred on effective June 28, 2019.

As disclosed in the stated Form 8-K, Mr. Chee Chau Ng remained a director of the Company until the 10th day following the mailing of the Company’s information statement on Schedule 14f-1 to the Company’s stockholders. The mailing of the Schedule 14f-1 occurred on or about July 18, 2019.

Accordingly, on August 2, 2019, Mr. Chee Chau Ng resigned as a director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREVENTION INSURANCE.COM

(Registrant)

/s/ Anthony Lococo

Anthony Lococo

Chief Executive Officer

Date: August 7, 2019